NUVEEN Exchange-Traded Funds

May 31, 1999

Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NIM
Select Maturities

Photo of: Couple Canoeing

Highlights
As of May 31, 1999

   Contents
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 Performance Overview
 6 Shareholder Meeting Report
 7 Report of Independent Auditors
 8 Portfolio of Investments
12 Statement of Net Assets
13 Statement of Operations
14 Statement of Changes in Net Assets
15 Notes to Financial Statements
18 Financial Highlights
20 Build Your Wealth Automatically
21 Fund Information


Credit Quality             Performance Highlights

Nuveen Select Maturities Municipal Fund (NIM)
                           o  HHHH Four-star Morningstar Rating TM *
                           o Outperformed the one-year total return of its Lipper Peer Group and paralleled the one-year performance of the Lehman Brothers 7-Year Municipal Bond Index**
                           o  Increased its dividend in February 1999


Pie Chart:
AAA/U.S. Guaranteed        38%
AA                         20%
A                          15%
BBB/NR                     27%

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of May 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NIM received 4 stars for the three and five-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The funds were rated among 194 funds for the three-year period, 192 funds for the five-year period, and 27 funds for the 10-year period.

**The Lipper Peer Group return represents the average annualized returns of the funds in the appropriate Lipper Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

  The Lehman Brothers Municipal Bond Index is an unleveraged index covering a broad range of investment grade municipal bonds. The return for the index does not reflect any initial or ongoing expenses.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

It's a pleasure to report to you on the performance of your Nuveen Exchange-Traded Fund. This type of fund - with its exceptional history of stable tax-free income and its competitive market yield - offers investors an ideal way to achieve balance in their overall investment portfolio while fulfilling its primary objective of providing stable tax-free income.

Over the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income market environment in which your Nuveen fund operates. I appreciate the opportunity to discuss these changes with you.

A Challenging Investment Environment
Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades. However, concerns about the continued persistent pace of the economy's expansion have tested the new paradigm that says improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching - and reacting to - every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

While most current indicators continue pointing to a relatively strong economy, we have entered a different environment from what we saw 12 months ago. It is a more uncertain environment, where confidence in a continued positive economic outlook is less assured. This shift has occurred primarily in response to two factors: First, the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming too robust. Second, evidence of accelerating prices, most obvious in the sudden spike in April's Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by the likelihood of higher interest rates. In fact, the Fed raised interest rates by 0.25% on June 30, 1999 to combat the threat of inflation. This adjustment to the federal funds rate, which is the rate that banks charge each other on overnight loans, is a stark contrast to the three reductions to interest rates made last fall. The fed funds rate now stands at 5%, as of this report.

Municipal Bond Performance
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% between 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates. To date, municipal supply has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

A Balancing Act
Volatility and uncertain markets highlight the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds, and cash, your assets will be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your Nuveen Exchange-Traded Fund, with its holdings of quality tax-free municipal bonds, makes an excellent counterpart to your equity holdings and provides diversity in your quest to achieving a balanced portfolio.

Like most investors in the marketplace today, your goal is to capture the highest returns possible while minimizing risk. According to Nuveen research, balanced portfolios that combine equities with municipal bonds are the most successful in achieving that goal, providing both superior after-tax total returns and lower levels of risk. Over the past 20 years, portfolios containing both equities and municipal bonds produced better results with lower volatility than similar blends of equities with either Treasury or corporate bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cuts risk substantially, with only a small reduction in return. Purchasing shares of Nuveen's Exchange-Traded Funds provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.

Nuveen Funds: An Answer to Your Investment Needs
In light of the recent shifts in the economic environment, you may want to discuss your current asset allocation with your financial adviser to determine if adjustments are needed in your portfolio. As part of this process, your financial adviser can set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. Additionally, your financial adviser can also help you invest in Nuveen Defined Portfolios to give you the proper equity exposure needed to potentially enhance your opportunities for success. A Nuveen Defined Portfolio is a fixed portfolio of securities designed to accomplish a specific investment objective. Unlike a mutual fund which is actively managed, the stocks or bonds in a defined portfolio do not change over the life of the investment.

Nuveen's Defined Portfolios provide the benefits of an individual equity security enhanced by diversification and professional selection. These specialized equity portfolios concentrate on specific sectors of the market and invest in stocks we consider to have the best potential for capital appreciation within each sector. Whether the objective for your equity investment is growth, aggressive growth, or growth and income, you'll find a Nuveen Defined Portfolio designed to meet your needs. Our defined portfolios provide an excellent complement to your Nuveen Exchange-Traded Fund in structuring a balanced portfolio designed to build and sustain long-term financial security. For more information on any of the Nuveen funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1999


sidebar text: "Volatility and uncertain markets highlight the importance of maintaining a balance in your investment portfolio."

Nuveen Select Maturities Municipal Fund (NIM)
Portfolio Manager's Comments
Ted Neild, managing director of Nuveen Investment Advisory and portfolio manager for the Nuveen Select Maturities Municipal Fund, discusses the municipal market, recent fund performance, and the outlook for the fund. Ted, who joined Nuveen in 1989, has managed NIM since its inception in September 1992.


What factors contributed to the performance of the municipal market during the past 12 months?
As Tim described in his letter to shareholders, we have seen a shift in the U.S. economic environment over the past year. Despite the continuation of favorable fundamentals in the fixed-income markets - with strong growth, benign inflation, low unemployment, and higher yields - a degree of uncertainty has crept into the economy and affected both the equity and bond markets. A temporary spike in April consumer prices, propelled by higher energy costs, was enough to reawaken inflation worries, even though the May report showed no further price changes. The hint of inflation prompted the Federal Reserve to raise interest rates 0.25% on June 30th. Many bond market investors welcome the Fed's current stance as an indication that it remains vigilant in fighting inflation and that general price levels will remain under control.

The strength of the U.S. economy continued to benefit municipal issuers with higher tax revenues, and many states and municipalities can now boast of healthy balance sheets that should enable them to undertake a variety of infrastructure projects. The volatile healthcare sector accounted for 50% of the downgraded issues, as improved projections regarding Medicare solvency were countered by medical costs that outpaced inflation. Continued pressure on hospitals by health insurers and the federal government also contributed to the sector's problems.

Over the past 12 months, quality long-term municipal bonds offered yields that rivaled and even surpassed those offered by 30-year Treasury bonds. At times, this municipal-to-Treasury ratio ranged as high as 104%. As of May 31, 1999, the ratio remained above-average at 93%, compared to the historical average of 86% between 1986-1999, providing municipal bond investors with yields comparable to those of Treasuries, even before the tax advantages of municipals were taken into account.

For the remainder of 1999, the municipal market will be heavily influenced by the direction of interest rates and inflation. Whether interest rates remain stable or increase, we expect to see a continuation of lower refinancing volume and the tighter supply scenario of the first five months of 1999. Demand should remain strong, as individual investors look to balance their port folios by reallocating profits from the equity market into fixed-income investments. These reallocation efforts will be expanded if the volatility in equities continues. Even with lower supply and high demand in the municipal market, Nuveen's market position ensures that we will have access to the best offerings, while our research capabilities will be geared toward helping us uncover and assess overlooked market opportunities.

How did the Nuveen Select Maturities Municipal Fund (NIM) perform in this environment?
For the 12 months ended May 31, 1999, NIM produced a total return on net asset value (NAV) of 4.64%, providing a taxable-equivalent total return(1) of 6.99% for shareholders in the 31% federal income tax bracket. The Fund's total return outperformed the 3.76% average total return for the Fund's Lipper peer group(2), ranking NIM fourth among the group's 21 funds, and paralleled the annual total return of 4.72% for the Fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index(3). In recognition of the Fund's strong risk-adjusted performance, NIM was awarded a four-star overall rating by Morningstar(4) for the three-year and five-year periods ended May 31, 1999.

Over the past year, active demand for NIM - bolstered by the Fund's competitive yield and outstanding dividend record - resulted in solid share price performance. At the same time, however, the Fund's NAV was lower than it was a year ago due to the prevailing economic environment of relatively higher interest rates compared to May 1998. As a result of these factors, NIM saw its discount (share price under NAV) narrow by almost 2% over the past 12 months. As of May 31, 1999, NIM was trading at a discount of 2.34%, and the Fund's one-year total return on share price was 6.87%, providing a taxable-equivalent total return of 9.33% for investors in the 31% federal income tax bracket.

How was the Fund's dividend affected?
Good call protection helped support the dividend of NIM and shield the income of this fund from erosion. In addition, excellent dividend management strategies - including our ability to capture the additional yield offered by BBB and non-rated bonds - enabled us to increase the Fund's dividend in February 1999, enhancing the competitiveness of its market yield. As of May 31, 1999, NIM had provided shareholders with 17 consecutive months of steady or increasing income. The market yield for the Fund was 5.34%, equivalent to a taxable yield5 of 7.74% for investors in the 31% federal income tax bracket.

What key strategies were used to manage NIM during the past 12 months?
The objective of NIM is to invest in bonds with intermediate maturities that have the potential to provide the highest possible yields and total returns consistent with the lower risk profile of an intermediate maturity fund. In keeping with this objective, our management strategies focused primarily on increasing the yield of the portfolio by buying BBB and non-rated bonds as appropriate and on improving portfolio structure through yield curve positioning on the intermediate part of the curve.

To support the Fund's dividend and pick up incremental yield, NIM has the flexibility to invest in a higher percentage of lower-rated securities, which generally offer a yield advantage over their more highly rated counterparts. As an intermediate fund, NIM has a shorter target maturity than our other exchange-traded funds. The intermediate BBB/non-rated bonds we select for our portfolio carry less credit risk than a similarly rated 30-year bond, enabling us to invest a higher percentage of the Fund in these bonds without adding undue levels of risk. Because fewer investors are looking for bonds on the shorter end of the intermediate part of the yield curve, we also found more opportunities to purchase viable municipal bond deals at wider spreads. At the end of May 1999, NIM had 27% of its portfolio invested in BBB and non-rated bonds, which provided excellent balance for the 58% of the portfolio allocated to bonds rated AAA and AA.

Yield curve positioning is also very important in NIM, as this strategy helps us maximize yields while dramatically reducing volatility. The positioning strategy takes advantage of the fact that, generally speaking, the further out on the yield curve (i.e., the longer the maturity), the higher the yield. This is true until about the 25-year point, after which the curve is relatively flat. Of course, bonds with longer maturities also usually carry additional risk, reflecting the long-term commitment of assets and the potential impact of interest rate fluctuations over the bond's term. To take advantage of this risk/reward scenario, our focus has been on purchasing noncallable bonds that mature in 2012 to 2015. These bonds offer approximately 80-90% of the yield of longer bonds, but with approximately 50-60% of the interest rate volatility.

From a sector perspective, we found single family housing bonds to be very attractive, purchasing a number of sinking fund ("super sinker") and planned amortization class (PAC) bonds. These premium bonds, which are used to provide home financing, offer higher long-term yields and less interest rate volatility than bonds with longer effective maturities. When homeowners, using financing provided by these bonds, sell their homes and prepay their mortgages, bond holders can be repaid in as little as three to five years, rather than the standard 30 years for mortgages. In addition to incremental yield, these bonds also work toward maintaining the portfolio's intermediate maturity. Our research capabilities help us understand these bonds and anticipate any pre payment risk. We are also finding value in multi-family housing on the longer end of the yield curve. Our largest sector allocation (23% as of May 31, 1999) continues to be utilities, where deregulation, consolidation, and the interest in alternative energy sources are creating opportunities.

In the area of bond calls, NIM continues to offer good levels of protection, with only 9% of its portfolio subject to calls prior to 2002. As part of our yield curve positioning strategy, the 13 to 15-year maturity bonds we have added to our portfolio have been, for the most part, noncallable, which should further enhance the Fund's call protection and provide protection for the Fund's dividend.

What is Nuveen's outlook for NIM?
Looking ahead for NIM, our focus will remain on supporting its income stream at the highest level consistent with the Fund's risk profile. As part of our strategies for achieving this goal, we will actively look to reinvest assets back out on the yield curve and position them appropriately to boost the potential for both income and total return. As we see appreciation in our BBB and non-rated holdings, we will also take advantage of opportunities to capture that value and reinvest in high-yielding securities. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31% It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
2 The Lipper Peer Group return represents the average annual ized total return of the 21 funds in the Lipper General and Insured Unleveraged Municipal Debt category. The return assumes reinvestment of divi dends and does not reflect any applicable sales charges.
3 NIM, an unleveraged fund, is compared with the Lehman Brothers 7-Year
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds with an average maturity of seven years. The return for the Lehman index does not reflect any initial or ongoing expenses.
4 Morningstar proprietary ratings reflect historical risk-adjusted performance as of May 31,1999. The ratings are subject to change every month. Past per formance is no guarantee of future results. Morningstar rat ings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund perfor mance below 90-day T-bill returns. NIM received 4 stars for both the three-year and five-year periods. The top 10% of the funds in an investment class receive 5 stars, and the next 22.5% receive 4 stars. The Fund was rated among 194 funds for the three-year period and 192 funds for the five-year period.
5 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on the current market yield and a federal income tax rate of 31%.

Nuveen Select Maturities Municipal Fund
Performance Overview
As of May 31, 1999

NIM


Portfolio Statistics
Inception Date                                9/92
--------------------------------------------------
Share Price                               $11 9/16
--------------------------------------------------
Net Asset Value                             $11.84
--------------------------------------------------
Market Yield                                 5.34%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.74%
--------------------------------------------------
Fund Net Assets ($000)                    $146,630
--------------------------------------------------
Effective Maturity (Years)                   12.17
--------------------------------------------------
Average Effective Duration                    5.63
--------------------------------------------------
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         6.87%         4.64%
--------------------------------------------------
5-Year                         7.11%         6.72%
--------------------------------------------------
Since Inception                5.21%         6.42%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         9.33%         6.99%
--------------------------------------------------
5-Year                         9.75%         9.22%
--------------------------------------------------
Since Inception                7.73%         8.87%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
Utilities                                      23%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0461 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)

6/98      0.0505
7/98      0.0505
8/98      0.0505
9/98      0.0505
10/98     0.0505
11/98     0.0505
12/98     0.0505
1/99      0.0505
2/99      0.0515
3/99      0.0515
4/99      0.0515
5/99      0.0515


Line Chart:
Share Price Performance
6/5/99    11.563
          11.5
          11.438
          11.5
          11.563
          11.813
          11.75
          11.625
          11.813
          11.75
          11.625
          11.5
          11.625
          11.438
          11.313
          11.563
          11.5
          11.75
          11.688
          11.875
          11.81
          11.88
          12
          12.13
          12.13
          12.13
          11.94
          12
          12
          11.75
          11.5
          11.44
          11.5
          11.75
          11.88
          11.81
          11.81
          11.63
          11.63
          11.56
          11.69
          11.63
          11.5
          11.63
          11.69
          11.94
          11.69
          11.5
5/31/99   11.56
Weekly Closing Price
Past performance is not predictive of future results.

Shareholder Meeting Report


The Shareholder Meeting was held July 22, 1998 in Chicago, Il. The results for the 1999 meeting will be in the semiannual report, which will be dated November 30, 1999.



                                                                          NIM
-----------------------------------------------------------------------------

Approval of the Trustees was reached as follows:

                                                                       Common
                                                                       Shares
=============================================================================
Robert P. Bremner
   For                                                             11,472,769
   Withhold                                                            29,192
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

Lawrence H. Brown
   For                                                             11,476,484
   Withhold                                                            25,477
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

Anthony T. Dean*
   For                                                             11,476,484
   Withhold                                                            25,477
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

 Anne E. Impellizzeri
   For                                                             11,471,825
   Withhold                                                            30,136
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

Peter R. Sawers
   For                                                             11,475,543
   Withhold                                                            26,418
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

William J. Schneider
   For                                                             11,472,643
   Withhold                                                            29,318
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

Timothy R. Schwertfeger
   For                                                             11,473,451
   Withhold                                                            28,510
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

Judith M. Stockdale
   For                                                             11,470,128
   Withhold                                                            31,833
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

 Ratification of auditors was reached as follows:
   For                                                             11,463,763
   Against                                                             12,444
   Abstain                                                             25,754
-----------------------------------------------------------------------------
   Total                                                           11,501,961
=============================================================================

* Mr. Dean retired from the Board, effective May 1, 1999.

Report of Independent Auditors


The Board of Trustees and Shareholders
Nuveen Select Maturities Municipal Fund


We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of May 31, 1999, and the related statement of operations, statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at May 31, 1999, and the results of its operations, changes in its net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP

Chicago, Illinois
July 16, 1999

                            Portfolio of Investments
                            Nuveen Select Maturities Municipal Fund (NIM)
                            May 31, 1999
    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                  Provisions*   Ratings**        Value
---------------------------------------------------------------------------------------------------------------------------------
                Arizona - 6.4%

$   2,470,000   Arizona Educational Loan Marketing Corporation, Educational Loan            9/02 at 101          Aa   $ 2,642,480
                 Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

    5,000,000   The Industrial Development Authority of the City of Phoenix, Arizona,   4/08 at 101 1/2         AAA     5,554,000
                 Statewide Single Family Mortgage Revenue Bonds, 1998 Series C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

    1,185,000   The Industrial Development Authority of the City of Winslow,               No Opt. Call         N/R     1,192,276
                 Arizona, Hospital Revenue Bonds (Winslow Memorial Hospital
                 Project), Series 1998, 5.750%, 6/01/08


---------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.5%

    1,400,000   Arkansas Development Finance Authority, Single Family Mortgage              7/05 at 102         AAA     1,457,386
                 Revenue Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                 6.200%, 1/01/21 (Alternative Minimum Tax)

      770,000   Arkansas Student Loan Authority, Student Loan Revenue Bonds,                6/01 at 102           A       810,556
                 Series 1992A-2 (Subordinate), 6.750%, 6/01/06
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.6%

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991A:
    1,460,000    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         Aaa     1,655,290
    4,040,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                11/01 at 102        BBB+     4,496,964

      810,869   El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt        No Opt. Call         Aaa       893,334
                 Refunding Bonds, Series 1992A, Class A-2, 8.750%, 6/01/11

    1,000,000   Summit County, Colorado, Sports Facilities Refunding Revenue               No Opt. Call          A-     1,183,610
                 Bonds (Keystone Resorts Management, Inc. Project), Series 1990,
                 7.750%, 9/01/06


---------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 3.7%

    5,005,000   District of Columbia, General Obligation Refunding Bonds,                  No Opt. Call         AAA     5,457,703
                 Series 1993A, 6.000%, 6/01/07


---------------------------------------------------------------------------------------------------------------------------------
                Florida - 4.1%

    2,000,000   State of Florida, Full Faith and Credit, State Board of Education,         No Opt. Call         AAA     2,025,620
                 Public Education Capital Outlay Bonds, Series 1986-C,
                 7.100%, 6/01/07

    3,500,000   Hillsborough County Industrial Development Authority, Pollution             5/02 at 103          AA     3,948,560
                 Control Revenue Refunding Bonds (Tampa Electric Company Project),
                 Series 1992, 8.000%, 5/01/22


---------------------------------------------------------------------------------------------------------------------------------
                Georgia - 7.1%

      725,000   Urban Residential Finance Authority of the City of Atlanta, Revenue        No Opt. Call         N/R       757,857
                 Bonds (Landrum Arms Project), Series 1994, 6.750%, 7/01/04

    5,755,000   Development Authority of Burke County, Georgia, Pollution Control           1/03 at 103         AAA     6,670,678
                 Revenue Bonds (Oglethorpe Power Corporation, Vogtle Project),
                 Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

    2,540,000   Municipal Electric Authority of Georgia, General Power Revenue             No Opt. Call         AAA     3,016,326
                 Bonds, 1992B Series, 7.500%, 1/01/07


---------------------------------------------------------------------------------------------------------------------------------
                Illinois - 12.8%

    1,300,000   General Obligation Lease Certificates, 1992 Series A, Board of             No Opt. Call         AAA     1,435,837
                 Education of the City of Chicago, Illinois, 6.125%, 1/01/07

    1,000,000   Chicago School Reform Board of Trustees of the Board of                    No Opt. Call         AAA     1,130,640
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds, Series 1996, 6.250%, 12/01/11

    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                  Provisions*   Ratings**        Value
---------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   2,495,000   Chicago Metropolitan Housing Development Corporation, Chicago,              7/03 at 100         AAA   $ 2,540,309
                 Illinois, Housing Development Revenue Refunding Bonds
                 (FHA-Insured Mortgage Loan - Section 8 Assisted Project),
                 Series 1993B, 5.700%, 1/01/13

      390,000   City of Danville, Vermilion County, Illinois, Single Family Mortgage       11/03 at 102          A1       414,036
                 Revenue Refunding Bonds, Series 1993, 7.300%, 11/01/10

    3,000,000   Illinois Development Finance Authority, Adjustable Rate Solid Waste        No Opt. Call         Aa2     2,986,740
                 Disposal Revenue Bonds (Waste Management, Inc. Project),
                 Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)

    3,450,000   Illinois Development Finance Authority, Child Care Facility                 9/02 at 102         N/R     3,636,369
                 Revenue Bonds, Series 1992 (Illinois Facilities Fund Project),
                 7.400%, 9/01/04

    4,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,              8/09 at 101          A-     3,816,920
                 Series 1999 (Silver Cross Hospital and Medical Centers),
                 5.250%, 8/15/15

    2,135,000   Illinois Housing Development Authority, Section 8 Elderly                  11/02 at 102           A     2,251,251
                 Housing Revenue Bonds (Skyline Towers Apartments),
                 Series 1992B, 6.625%, 11/01/07

      435,000   City of Rock Island, Illinois, Residential Mortgage Revenue                 9/02 at 102          Aa       461,492
                 Refunding Bonds, Series 1992, 7.700%, 9/01/08


---------------------------------------------------------------------------------------------------------------------------------
                Indiana - 6.2%

    2,000,000   Hospital Authority of Elkhart County, Indiana, Hospital Revenue             7/02 at 102          A1     2,207,240
                 Bonds, Series 1992 (Elkhart General Hospital, Inc.), 7.000%, 7/01/08

    1,000,000   The Indianapolis Local Public Improvement Bond Bank,                       No Opt. Call          AA     1,126,990
                 Series 1992 D Bonds, 6.600%, 2/01/07

    3,435,000   City of Indianapolis, Indiana, Multifamily Housing First Mortgage           5/09 at 102         N/R     3,419,474
                 Revenue Bonds, Series 1999A (Keystone at Fall Creek Apartments),
                 6.400%, 5/01/19 (Alternative Minimum Tax)

    2,100,000   The Indianapolis Local Public Improvement Bond Bank, Transportation         7/03 at 102          Aa     2,273,607
                 Revenue Bonds, Series 1992, 6.000%, 7/01/10


---------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.5%

    2,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue                 No Opt. Call         BBB     2,172,940
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory put 12/01/03)


---------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.8%

    1,230,000   Mississippi Home Corporation, Single Family Mortgage Revenue                6/09 at 102         Aaa     1,222,534
                 Bonds, Series 1999A, 5.250%, 12/01/30 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 6.7%

    1,500,000   American Public Energy Agency, Gas Supply Revenue Bonds                    No Opt. Call         AAA     1,554,810
                 (Nebraska Public Gas Agency, Western A Project), 1999 Series A,
                 5.250%, 6/01/11

    5,500,000   Energy America, Nebraska, Natural Gas Revenue Note                         No Opt. Call         N/R     5,521,450
                 (Metropolitan Utility District Project), Series 1997B, 5.700%, 7/01/08

    2,400,000   Airport Authority of the City of Omaha, Nebraska, Airport                   1/02 at 102          A1     2,685,000
                 Facilities Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14


---------------------------------------------------------------------------------------------------------------------------------
                New York - 9.4%

    5,000,000   Erie County, New York, Industrial Development Agency,                      12/10 at 103         N/R     5,048,300
                 Solid Waste Disposal Facility Revenue Bonds (1998 CanFibre
                 of Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

    3,700,000   New York City Industrial Development Agency, Amended and                   11/04 at 102         AAA     3,944,015
                 Restated Industrial Development Revenue Bonds (1991 Japan
                 Airlines Company, Ltd. Project), 6.000%, 11/01/15
                 (Alternative Minimum Tax)

    2,000,000   New York State Medical Care Facilities Finance Agency,                      2/06 at 102         AA+     2,150,920
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series C,
                 6.100%, 8/15/15

    2,130,000   City of Niagara Falls, Niagara County, New York, Water                     No Opt. Call         AAA     2,707,230
                 Treatment Plant Serial Bonds, Series 1994, 8.500%, 11/01/07
                 (Alternative Minimum Tax)

    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                  Provisions*   Ratings**        Value
---------------------------------------------------------------------------------------------------------------------------------
                Ohio - 7.9%

$   2,000,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,             11/02 at 102        Baa1   $ 2,113,460
                 Hospital Facilities Revenue Bonds, Series 1992 (Summa Health
                 System Project), 6.250%, 11/15/07

    1,000,000   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,          No Opt. Call         BBB     1,071,380
                 1993 Series F (Emery Air Freight Corporation and Emery
                 Worldwide Airlines, Inc., Guarantors), 6.050%, 10/01/09

    4,500,000   County of Hamilton, Ohio, Hospital Facilities Revenue                      No Opt. Call           A     4,899,465
                 Refunding Bonds, Series 1992A (Bethesda Hospital, Inc.),
                 6.250%, 1/01/06

    2,280,000   Ohio Water Development Authority, Revenue Bonds,                            3/02 at 102         N/R     2,426,809
                 USA Waste Services, Series 1992, 7.750%, 9/01/07
                 (Alternative Minimum Tax)

    1,000,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue                 12/02 at 102         AAA     1,076,970
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14


---------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.5%

    1,790,000   Pennsylvania Higher Educational Facilities Authority, College and          No Opt. Call         Aaa     2,146,192
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15


---------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.1%

    3,000,000   Rhode Island Housing and Mortgage Finance Corporation,                      4/02 at 102         AA+     3,089,850
                 Homeownership Opportunity Bonds, Series 7, 6.500%, 4/01/25
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Texas - 8.6%

    2,000,000   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue        No Opt. Call        Baa2     2,336,080
                 Bonds, Series 1991 (American Airlines, Inc. Project),
                 7.000%, 12/01/11 (Alternative Minimum Tax)

                City of Austin, Texas, Water, Sewer and Electric Refunding Revenue
                Bonds, Series 1982:
    1,245,000    14.000%, 11/15/01                                                         No Opt. Call           A     1,421,740
       10,000    14.000%, 11/15/01                                                          5/00 at 100        A***        11,797

      570,000   Austin-Travis County, Mental Health and Mental Retardation Center,          3/05 at 101         AAA       627,513
                 Revenue Bonds (Mental Health and Mental Retardation Facilities
                 Acquisition Program), Series 1995-A, 6.500%, 3/01/15

      820,000   City of Galveston Property Finance Authority, Inc.,                         9/01 at 103          A3       876,129
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

    1,000,000   Texas Community Mental Health and Mental Retardation                        3/05 at 101         AAA     1,100,900
                 Center, Revenue Bonds (Mental Health and Mental Retardation
                 Facilities Acquisition Program), Series 1995A-E, 6.500%, 3/01/15

    3,135,000   Retama Development Corporation, Special Facilities Revenue                 12/11 at 100         AAA     4,320,155
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/11 (Pre-refunded to 12/15/11)

    1,000,000   Travis County Health Facilities Development Corporation,                   11/03 at 102          Aa     1,066,960
                 Hospital Revenue Bonds (Daughters of Charity National Health
                 System - Daughters of Charity Health Services of Austin),
                 Series 1993B, 5.900%, 11/15/07

      775,000   Tri-County Mental Health and Mental Retardation Services,                   3/05 at 101         AAA       853,198
                 Revenue Bonds (Mental Health and Mental Retardation Center
                 Facilities Acquisition Program), Series 1995-E, 6.500%, 3/01/15


---------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.4%

    2,055,000   City of Bountiful, Davis County, Utah, Hospital Revenue                    No Opt. Call         N/R     2,067,679
                 Refunding Bonds (South Davis Community Hospital Project),
                 Series 1998, 6.000%, 12/15/10


---------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.5%

    2,000,000   Hampton Redevelopment and Housing Authority, Multifamily                    7/02 at 104        Baa2     2,175,860
                 Housing Revenue Refunding Bonds, Series 1994
                 (Chase Hampton II Apartments), 7.000%, 7/01/24
                 (Mandatory put 7/01/04)


---------------------------------------------------------------------------------------------------------------------------------
                Washington - 8.7%

    1,255,000   Public Utility District No. 1 of Douglas County, Washington,                9/00 at 102          A+     1,333,588
                 Wells Hydro-Electric Revenue Bonds, Series of 1990,
                 7.700%, 9/01/08 (Alternative Minimum Tax)

    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                  Provisions*   Ratings**        Value
---------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

                Washington Public Power Supply System, Nuclear Project No. 1,
                Refunding Revenue Bonds, Series 1993A:
$   2,500,000    7.000%, 7/01/07                                                           No Opt. Call         Aa1   $ 2,891,375
    3,000,000    7.000%, 7/01/08                                                           No Opt. Call         Aa1     3,492,300

    7,000,000   Washington Public Power Supply System, Nuclear Project No. 3,              No Opt. Call         Aa1     5,063,240
                 Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06
---------------------------------------------------------------------------------------------------------------------------------
$ 133,795,869   Total Investments - (cost $135,895,189) - 97.5%                                                       142,933,384
=============
                Other Assets Less Liabilities - 2.5%                                                                    3,696,922
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $146,630,306
                =================================================================================================================

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                                                          $142,933,384
 Cash                                                                                                                      1,801,044
 Receivables:
   Interest                                                                                                                2,586,268
   Investments sold                                                                                                           80,289
 Other assets                                                                                                                 18,515
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                       147,419,500
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Accrued expenses:
   Management fees (note 6)                                                                                                   62,193
   Other                                                                                                                      89,402
 Dividends payable                                                                                                           637,599
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                      789,194
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                                     $146,630,306
====================================================================================================================================
Shares outstanding                                                                                                        12,380,786
====================================================================================================================================
Net asset value per share outstanding (net assets divided by shares outstanding)                                        $      11.84
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                                               $8,552,033
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                                                                   738,057
 Shareholders' servicing agent fees and expenses                                                                             18,688
 Custodian's fees and expenses                                                                                               52,903
 Trustees' fees and expenses (note 6)                                                                                         1,420
 Professional fees                                                                                                           16,232
 Shareholders' reports - printing and mailing expenses                                                                       65,258
 Stock exchange listing fees                                                                                                 24,280
 Investor relations expense                                                                                                  11,425
Other expenses                                                                                                                6,859
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                                                  935,122
   Custodian fee credit                                                                                                      (9,782)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                925,340
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     7,626,693
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain from investment transactions (notes 1 and 4)                                                           1,438,656
 Net change in unrealized appreciation or depreciation of investments                                                    (2,280,064)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                                           (841,408)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                               $6,785,285
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                                                                  Year Ended             Year Ended
                                                                                                     5/31/99                5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                                                         $   7,626,693          $   7,625,356
 Net realized gain from investment transactions (notes 1 and 4)                                    1,438,656                549,105
 Net change in unrealized appreciation or depreciation of investments                             (2,280,064)             2,941,305
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                         6,785,285             11,115,766
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
 From undistributed net investment income                                                         (7,597,460)            (7,591,325)
From accumulated net realized gains from investment transactions                                    (521,817)              (457,013)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                         (8,119,277)            (8,048,338)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                                     122,201                   --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                             (1,211,791)             3,067,428
Net assets at the beginning of year                                                              147,842,097            144,774,669
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                  $ 146,630,306          $ 147,842,097
===================================================================================================================================
Balance of undistributed net investment income at the end of year                              $     109,445          $      80,212
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements
1. General Information and Significant Accounting Policies
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund").

The Fund has invested in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.


Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, the Fund had no such outstanding purchase commitments.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.


Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Derivative Financial Instruments
The Fund may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1999.


Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


2. Fund Shares
During the fiscal year ended May 31, 1999, 10,151 shares were issued to shareholders due to reinvestment of distributions. There were no such transactions during the fiscal year ended May 31, 1998.


3. Distributions to Shareholders
The Fund declared a dividend distribution of $.0515 per share from its tax-exempt net investment income which was paid on July 1, 1999, to shareholders of record on June 15, 1999.


4. Securities Transactions
Purchases and sales (including maturities) of investments in intermediate-term municipal securities for the fiscal year ended May 31, 1999, aggregated $45,648,917 and $47,212,353, respectively. Purchases and sales (including maturities) of investments in short-term municipal securities for the fiscal year ended May 31, 1999, aggregated $8,900,000 and $8,900,000, respectively.


At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.


5. Unrealized Appreciation (Depreciation)

At May 31, 1999, net unrealized appreciation of investments aggregated $7,038,195 of which $7,370,325 related to appreciated securities and $332,130 related to depreciated securities.


6. Management Fees and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                        Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .5000 of 1%
For the next $125 million                                           .4875 of 1
For the next $250 million                                           .4750 of 1
For the next $500 million                                           .4625 of 1
For the next $1 billion                                             .4500 of 1
For net assets over $2 billion                                      .4375 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.


7. Composition of Net Assets
At May 31, 1999, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


--------------------------------------------------------------------------------
Common shares, $.01 par value per share                               $  123,808
Paid-in surplus                                                      138,159,319
Balance of undistributed net investment income                           109,445
Accumulated net realized gain from investment transactions             1,199,539
Net unrealized appreciation of investments                             7,038,195
--------------------------------------------------------------------------------
Net assets                                                          $146,630,306
================================================================================


8. Investment Composition
At May 31, 1999, the revenue sources by municipal purpose, expressed as a percent of intermediate-term investments, were as follows:

--------------------------------------------------------------------------------
Capital Goods                                                                 4%
Health Care                                                                  14
Housing/Multifamily                                                           9
Housing/Single Family                                                        10
Tax Obligation/General                                                        7
Tax Obligation/Limited                                                        6
Transportation                                                               10
U.S. Guaranteed                                                              12
Utilities                                                                    23
Other                                                                         5
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

In addition, 30% of the intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

Financial Highlights

Selected data for a share outstanding throughout each year is as follows:
                                                     Investment Operations
                                            ---------------------------------------
                                                             Net
                                                             Realized/
                           Beginning        Net              Unrealized
                           Net Asset        Investment       Investment
                           Value            Income           Gain (Loss)      Total
Year Ended 5/31:
         1999              $11.95           $.61             $(.07)           $.54
         1998              11.70             .61               .29             .90
         1997              11.59             .62               .18             .80
         1996              11.73             .64              (.09)            .55
         1995              11.37             .64               .39            1.03
                                       Less Distributions
                           --------------------------------------
                           Net                                                Ending        Ending
                           Investment       Capital                           Net Asset     Market
                           Income           Gains            Total            Value         Value
Year Ended 5/31:
         1999              $(.61)           $(.04)           $(.65)           $11.84        $11.5625
         1998               (.61)            (.04)            (.65)            11.95         11.4375
         1997               (.65)            (.04)            (.69)            11.70         10.7500
         1996               (.65)            (.04)            (.69)            11.59         11.1250
         1995               (.65)            (.02)            (.67)            11.73         11.1250
                                  Total Returns
                           --------------------------
                                            Based on
                           Based on         Net Asset
                           Market Value+    Value+
Year Ended 5/31:
         1999               6.87%           4.64%
         1998              12.60            7.85
         1997               2.68            6.98
         1996               6.14            4.76
         1995               7.67            9.51
                                                               Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                      Before Credit                           After Credit*
                                            -----------------------------           -----------------------------
                                                             Ratio of Net                            Ratio of Net
                                            Ratio of         Investment             Ratio of         Investment
                           Ending           Expenses to      Income to              Expenses to      Income to             Portfolio
                           Net Assets       Average          Average                Average          Average               Turnover
                           (000)            Net Assets       Net Assets             Net Assets       Net Assets            Rate
Year Ended 5/31:
         1999              $146,630         .63%             5.14%                  .62%             5.15%                 31%
         1998               147,842         .65              5.17                   .65              5.17                  13
         1997               144,775         .64              5.35                   .64              5.35                  17
         1996               143,364         .63              5.45                   .63              5.45                  25
         1995               144,987         .65              5.64                   .65              5.64                  38


*    After custodian fee credit, where applicable (note 1).

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

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Build Your Wealth Automatically

sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.
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Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

Fund Policies
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.
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Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
NUVEEN
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FAN-1-5-99
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